                                                                   EXHIBIT 10.31

                         SECURITIES PURCHASE AGREEMENT


     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of June 4, 1998, by and among American Tower Systems Corporation (the "Company"), and each of the purchasers set forth on the signature pages hereto (the "Buyers"),

     WHEREAS:

A. The Company and the Buyers are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

B. The Company has authorized the issuance to the Buyers of up to $400 million aggregate initial liquidation preference of the Company's Series A Redeemable Pay-In-Kind Preferred Stock, $.01 par value per share (the "PIK Preferred Stock"), in the form attached as Exhibit A, exchangeable in accordance with its terms into shares of the Company's Exchange Pay-In-Kind Preferred Stock, $.01 par value per share (the "Exchange Preferred Stock"), in the form attached as Exhibit B;

C. The Buyers desire to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, up to $400,000,000 aggregate initial liquidation preference of the PIK Preferred Stock;

D. Each Buyer acting severally wishes to purchase, upon the terms and conditions stated in this Agreement, such amount of initial liquidation preference of the PIK Preferred Stock as is set forth immediately below its name on the signature pages hereto, subject to allocation with respect to each purchase by Credit Suisse First Boston Corporation ("CSFBC"); and

E. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company has agreed to provide certain registration rights with respect to the Exchange Preferred Stock under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

     NOW, THEREFORE, the Company and each of the Buyers (severally and not jointly) hereby agree as follows:

     1.   PURCHASE AND SALE OF PIK PREFERRED STOCK.
          ----------------------------------------

          a.   Commitment to Purchase PIK Preferred Stock.  Each Buyer severally
               ------------------------------------------
agrees, on the terms and conditions hereinafter set forth, to purchase from the Company an amount in initial liquidation preference of PIK Preferred Stock such that the aggregate amount of all PIK Preferred Stock purchased by such Buyer does not exceed the amount set forth immediately below such Buyer's name on the signature pages hereto (such amount being referred to herein as such Buyer's "Aggregate Commitment"). Each Buyer's Aggregate Commitment shall expire on June 30, 1998, provided, however that such Commitment may be extended by the Company
          --------  -------
to a date not later than August 30, 1998; upon the delivery as previously agreed to CSFBC of an amount equal to one percent times $400 million; provided,
                                           -----               --------
further, that if the Initial Closing (as defined below) does not occur on or
-------
before June 30, 1998, each Buyer's Aggregate Commitment shall expire on such date.

          b.   Notice of Issuance.  The issuance, sale and purchase of the PIK
               ------------------
Preferred Stock, if any, shall be made on notice (a "Notice of Issuance"), given not later than 3:00 P.M., New York City Time, by the Company to CSFBC on the fifth Business Day prior to the date for the settlement (the "Closing") for such proposed sale and purchase, or such shorter period as the Company and CSFBC may agree upon. Each Notice of Issuance shall specify the aggregate initial liquidation preference of PIK Preferred Stock to be issued and the requested settlement date ("Closing Date"). The Company may give not more than two Notices of Issuance, provided, however, that if the first Notice of Issuance relates to
             --------  -------
more than $200 million in aggregate initial liquidation preference of the PIK Preferred Stock, the Company shall not be permitted to deliver a second Notice of Issuance and the sum of each Buyer's Aggregate Commitment shall be equal to the aggregate initial liquidation preference specified in such first Notice of Issuance. The aggregate initial liquidation preference of the PIK Preferred Stock to be issued at the first closing (the "Initial Closing") and at the Second Closing, if any (the "Second Closing"), shall not exceed $400 million. In the event that the Company issues and sells less than $400 million in aggregate liquidation preference of PIK Preferred Stock on any Closing Date, each Buyer shall purchase an amount of PIK Preferred Stock on such Closing Date that bears the same relation to the aggregate initial liquidation preference of PIK Preferred Stock being issued on such Closing Date as such Buyer's Aggregate Commitment bears to $400 million.

          c.   Payment for and Delivery of Securities.  At each Closing, each
               --------------------------------------
Buyer shall pay an amount equal to the aggregate initial liquidation preference of the PIK Preferred Stock being issued and sold to it at such Closing, by wire transfer of immediately available funds to the Company, in accordance with the Company's written wiring instructions, against delivery to the Buyer of the certificates evidencing such PIK Preferred Stock.

          d.   Closing Dates. The date and time of the issuance and sale of the
               -------------
PIK Preferred Stock in connection with any Closing pursuant to this Agreement shall be 12:00 noon New York City time on the date specified by the Company in the relevant Notice of Issuance. Each Closing shall occur at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004, or at such other location as the Company and CSFBC shall agree.

     2.   BUYERS' REPRESENTATIONS AND WARRANTIES.
          --------------------------------------

     Each Buyer severally (and not jointly) represents and warrants to the Company solely as to such Buyer, as of the date hereof and as of each Closing Date, that:

          a.   Investment Purpose.  The Buyer is purchasing the PIK Preferred
               ------------------
Stock (such PIK Preferred Stock together with the Exchange Preferred Stock and any subordinated debentures issued in exchange for the Exchange Preferred Stock, the "Securities") for its own account for investment only and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act.

          b.   Accredited Investor Status.  The Buyer is an "accredited
               --------------------------
investor" as that term is defined in Rule 501(a) of Regulation D and a sophisticated investor (as defined in Rule 506(b)(2)(ii) of Regulation D).

          c.   Reliance on Exemptions.  The Buyer understands (i) that the
               ----------------------
Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company in relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities and (ii) it is not authorized, and acknowledges that it has not, relied on any analyst or other reports or other third party source information relating to the Company.

          d.   Information.  The Buyer and its advisors, if any, have been
               -----------
furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors, including the Private Placement Memorandum dated May 28, 1998 (the "Private Placement Memorandum"). The Buyer and its advisors, if any, have not relied on any oral or written representations or assurances made by third parties or any oral or written representations or assurances from the Company or any representative or agent of the Company other than as set forth in this Agreement or in the Private Placement Memorandum. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received what the Buyer believes to be satisfactory answers to any such inquiries. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer's right to rely on the Company's representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities is speculative and involves a significant degree of risk.

          e.   Governmental Review.  The Buyer understands that no United States
               -------------------
federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

          f.   Transfer or Resale.  The Buyer understands that (i) except as
               ------------------
provided in the Registration Rights Agreement, the Securities have not been and are not being registered under the 1933 Act or any applicable state securities laws, and may not be transferred unless (a) subsequently included in an effective registration statement hereunder, or (b) the Buyer shall have delivered to the Company an opinion of counsel (which counsel may be an employee of Buyer and which opinion shall in any case be reasonably acceptable to the Company) to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration or (c) pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule); (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case, other than pursuant to the Registration Rights Agreement or this Agreement). Notwithstanding the foregoing, nothing in this Agreement shall prevent the pledge of the Securities as collateral in connection with a bona fide margin
                                                            ---- ----
account. Notwithstanding the foregoing, CSFBC may offer and resell PIK Preferred Stock to a limited number of institutions, each of which is reasonably believed by CSFBC to be an "accredited investor" within the meaning of Rule 501(a)(1),
(2) or (3) under the 1933 Act or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the 1933 Act (each, an "Institutional Accredited Investor"); provided that each such Institutional Accredited Investor executes and delivers to CSFBC, prior to the consummation of any sale of PIK Preferred Stock to such Institutional Accredited Investor, a letter containing investor representations substantially in the form of Schedule I to the form of commitment letter previously furnished by CSFBC to the Company. The representations, warranties and covenants of the Company hereunder shall also be for the benefit of any such Institutional Accredited Investor.

          g.   Legends.  The Buyer understands that the Securities, including,
               -------
until such time as the Exchanged Preferred Stock (or subordinated debentures issuable in exchange therefor) have been registered under the 1933 Act, as contemplated by the

Registration Rights Agreement, the Exchange Preferred Stock or such subordinated debentures, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

          "The securities represented by this certificate [note] have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under said Act, or an opinion of counsel, in form, substance and scope reasonably acceptable to the Company, that registration is not required under said Act or unless sold pursuant to Rule 144 under said Act."

          The legend set forth above shall be removed and the Company shall issue a certificate representing the Securities without such legend to the holder of any Security upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Security is registered for sale under an effective registration statement filed under the 1933 Act, or (b) such holder provides the Company with an opinion of counsel (which counsel may be an employee of the Buyer), in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Security may be made without registration under the 1933 Act and such Security is so sold or transferred or (c) such holder provides the Company with reasonable assurances that such Security can be sold pursuant to Rule 144(k) under the 1933 Act (or a successor rule thereto). The Buyer agrees to sell all Securities, including those represented by a certificate(s) or notes from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

          h.   Authorization; Enforcement.  This Agreement and the Registration
               --------------------------
Rights Agreement have been duly and validly authorized, executed and delivered on behalf of the Buyer and are valid and binding agreements of the Buyer enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating or affecting creditors' rights and to general equity principles.

          i.   Residency.  The Buyer is a resident of the jurisdiction set forth
               ---------
immediately below such Buyer's name on the signature pages hereto.

          j.   No Legal Advice.  The Buyer acknowledges that it has had the
               ---------------
opportunity to review this Agreement and the transactions contemplated hereby with its own legal counsel and investment and tax advisors.

          k.   No Brokers.  The Buyer has taken no action which would give rise
               ----------
to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, other than arrangements between CSFBC and the Company.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
          ----------------------------------------------

     The Company represents and warrants to each Buyer, as of the date hereof and the date of each Closing, that:

          a.   Organization and Qualification.  The Company has been duly
               ------------------------------
incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with all requisite power and authority (corporate and other) to own its properties and conduct its business as described in the Private Placement Memorandum; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

          b.   Subsidiary Organization and Qualification.  Each subsidiary of
               -----------------------------------------
the Company (it being understood that all references in this Agreement to subsidiaries of the Company include, without limitation, ATC and its subsidiaries from and after the ATC Merger (as defined herein)) has been duly incorporated (or formed, as the case may be) and is an existing corporation (or limited partnership or limited liability company, as the case may be) in good standing under the laws of the jurisdiction of its incorporation or formation, with all requisite power and authority (corporate and other) to own its properties and conduct its business as described in the Private Placement Memorandum; and each subsidiary of the Company is duly qualified to do business as a foreign corporation or partnership in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect. All of the issued and outstanding capital stock (or partnership, limited liability company or other equity interests) of each subsidiary of the Company has been duly authorized and validly issued and is fully paid (except for any general partnership interest) and nonassessable; and, except for the pledge pursuant to the Senior Bank Facilities as disclosed in the Private Placement Memorandum, the capital stock (and partnership and other equity interests) of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects.

          c.   Capital Stock.  All outstanding shares of capital stock of the
               -------------
Company have been duly authorized and validly issued, are fully paid and nonassessable and the stockholders of the Company do not and will not have any preemptive rights with respect to any of such securities; upon the issuance of the PIK Preferred Stock and the payment by the Buyers therefor pursuant to the terms of this Agreement, the PIK Preferred Stock will be duly authorized and issued, fully paid and nonassessable and not subject to any preemptive rights, and the terms of the PIK Preferred Stock will be valid and binding on the Company; the ATC Merger has been duly approved by the Board of Directors and stockholders of the Company and any subsidiary into which ATC may be merged and of ATC, and no other approvals (corporate, contractual or governmental) are required in order for the ATC Merger to become effective other than the filing of the Certificate of Merger with the Secretary of State of the State of Delaware. Any Securities issued in exchange for the PIK Preferred Stock will be duly authorized and validly issued, and, in the case of Exchange Preferred Stock, fully paid and nonassessable and the holders thereof will not be entitled to any preemptive rights with respect to such securities.

          d.   Registration Rights.  Except as disclosed in the Private
               -------------------
Placement Memorandum, and other than the Registration Rights Agreement and the registration rights agreement relating to the Company's common stock, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities with any securities being registered pursuant to any registration statement filed or to be filed by the Company under the 1933 Act.

          e.   No Consents.  Other than the filing of a Form D under the 1933
               -----------
Act and except to the extent required under Blue Sky or securities laws of the states or other jurisdictions, with respect to the offering and sale of Securities pursuant to this Agreement, no consent, approval, authorization, order or waiver of, or filing with, any governmental agency or body or any court or any third party is required to be obtained or made by the Company or any subsidiary of the Company for the consummation of the transactions contemplated by this Agreement in connection with the purchase of the Securities.

          f.   No Conflicts.  The consummation of the transactions necessary to
               ------------
effectuate the ATC Merger, the Tower Separation and the CBS Merger did not and will not, and the execution, delivery and performance of this Agreement and the Registration Rights Agreement, the issuance, sale and delivery of the Securities hereunder, and the consummation of the transactions herein contemplated will not, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation, order or policy of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, the Senior Credit Facility (as defined herein) or any other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound, or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or other constituent document) of the Company or any such subsidiary.

          g.   Authorization; Enforcement.  (i) The Company has all requisite
               --------------------------
corporate power and authority to enter into and perform this Agreement, the Escrow Agent Agreement, the Registration Rights Agreement, to file with the Secretary of State of the State of Delaware the Certificates of Designation with respect to the Securities and to consummate the transactions contemplated hereby and thereby and to issue, sell and deliver the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Registration Rights Agreement, the Escrow Agent Agreement, the filing of the Certificates of Designation with respect to the PIK Preferred Stock and Exchange Preferred Stock by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation the issuance, sale and delivery of the PIK Preferred Stock, the issuance and delivery of the Exchange Preferred Stock in exchange therefor and the issuance of subordinated debentures in exchange for the Exchange Preferred Stock) have been duly authorized by the Board of Directors and no further consent or authorization of the Company, the Board of Directors or any committee thereof, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Registration Rights Agreement and the Escrow Agent Agreement, the Registration Rights Agreement and the Escrow Agent Agreement will constitute, legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms subject only to bankruptcy, insolvency, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          h.   Real Property.  Except as disclosed in the Private Placement
               -------------
Memorandum, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects except pursuant to the Senior Bank Facilities or where the failure to have such good and marketable title would not, have a Material Adverse Effect; and except as disclosed in the Private Placement Memorandum, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions except where the failure to have such valid and enforceable leases would not have a Material Adverse Effect.

          i.   No Labor Disputes.  No labor dispute with the employees of the
               -----------------
Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect.

          j.   Intellectual Property.  The Company and its subsidiaries own,
               ---------------------
possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "intellectual property rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect.

          k.   No Environmental Liability.  Neither the Company nor any of its
               --------------------------
subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "environmental laws"), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

          l.   No Litigation.  There are no pending actions, suits or
               -------------
proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect and no such actions or suits are threatened or, to the Company's knowledge, contemplated.

          m.   Financial Statements.  The financial statements included in the
               --------------------
Private Placement Memorandum (the "Financial Statements") present fairly the financial position of the Company and its consolidated subsidiaries and the other entities named therein as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis.

          n.   Solvency.  The Company is solvent and immediately after giving
               --------
effect to the transactions contemplated by this Agreement will be solvent and currently the Company has no information that would lead it to reasonably conclude that the Company would not have the, nor does it intend to take any action that would impair its, ability to pay or refinance its debts from time to
time in connection therewith.   The Company did not receive a qualified opinion
from its auditors with respect to its most recent fiscal year end and does not anticipate or know of any basis upon which its auditors might issue a qualified opinion in respect of its current fiscal year.

          o.   No Material Adverse Change.  Except as disclosed in the Private
               --------------------------
Placement Memorandum, since the date of the latest audited financial statements included in the Private Placement Memorandum there has been no material adverse change, nor has any development or event occurred that would have a Material Adverse Effect, and, except as disclosed in or contemplated by the Private Placement Memorandum, there has been no dividend or distribution of any kind declared, paid or made by the Company or any non-wholly-owned Restricted Subsidiary on any class of their capital stock.

          p.   Disclosure.  All information relating to or concerning the
               ----------
Company or any of its subsidiaries set forth in this Agreement and provided to the Buyers pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading.

          q.   Investment Company Act.  The Company is not and, after giving
               ----------------------
effect to the offering and sale of any of the Securities and the application of the proceeds thereof as described in the Private Placement Memorandum, will not be an "investment company" as defined in the Investment Company Act of 1940.

          r.   Acknowledgment Regarding Buyers' Purchase of Securities.  The
               -------------------------------------------------------
Company acknowledges and agrees that the Buyers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Buyer or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Buyers' purchase of the PIK Preferred Stock. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

          s.   No Integrated Offering.  Neither the Company, nor any of its
               ----------------------
affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the 1933 Act of the issuance of the PIK Preferred Stock or the Exchange Preferred Stock in exchange therefor to the Buyers.

          t.   No Brokers.  The Company has taken no action which would give
               ----------
rise to any claim by any person for brokerage commissions, finder's fees or similar payments relating to this Agreement or the transactions contemplated hereby, except with respect to expenses, fees and commissions payable to CSFBC.

          u.   Compliance with Laws.  Except for any violations that
               --------------------
individually and in the aggregate would have no Material Adverse Effect, the Company and each of its subsidiaries is in compliance with all applicable statutes, laws, regulations and executive orders of the United States of America and all states, foreign countries or other governmental bodies and agencies having jurisdiction over the Company's and its subsidiaries' business and properties.

          v.   Schedules.  Except (i) as disclosed in Schedule A hereto and (ii)
               ---------
transactions that individually and in the aggregate would have no Material Adverse Effect, there are no current or planned transactions between the Company or any of its Restricted Subsidiaries on the one hand and an Affiliate on the other hand on terms less advantageous to the Company or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate ("Related Transactions"). Schedule B attached hereto is a true correct and complete list of the Company's existing Indebtedness including the amount and maturity thereof.

     4.   COVENANTS
          ---------

          a.   Best Efforts.  Upon the giving by the Company of a Notice of
               ------------
Issuance, the parties shall use their best efforts to satisfy timely each of the conditions applicable to it described in Section 6 and 7 of this Agreement with respect to each Closing.

          b.   Form D: Blue Sky Laws.  The Company agrees to file a Form D with
               ---------------------
respect to the offering and sale of the PIK Preferred Stock as required under Regulation D and provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before each Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for sale to the Buyers at the applicable Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence for any such action so taken to each Buyer on or prior to each Closing Date.

          c.   Use of Proceeds. The Company will use the proceeds of the PIK
               ---------------
Preferred Stock solely (i) to finance its obligation referred to in the CBS Merger Agreement to be responsible for any tax liability arising from the Tower Separation and (ii) to pay fees and expenses related to the issuance of the PIK Preferred Stock. The Company will use the proceeds of any offering of Permanent Securities to redeem PIK Preferred Stock in accordance with Section 6(b) of the PIK Certificate of Designation.

          d.   Expenses. The Company will reimburse CSFBC and its affiliates,
               --------
upon request made from time to time, for their reasonable fees and expenses incurred in connection with the preparation, execution and delivery of this Agreement and the activities hereunder or contemplated hereby, including without limitation syndication expenses of CSFBC and the reasonable fees and expenses of counsel to CSFBC and its affiliates.

          e.   Reservation of Shares.  The Company shall at all times have
               ---------------------
authorized, and reserve for the purpose of issuance, a sufficient number of shares of Exchange Preferred Stock to provide for the full exchange of the outstanding PIK

Preferred Stock into Exchange Preferred Stock. If at any time the number of shares of preferred stock authorized and reserved for issuance is below the number of shares of Exchange Preferred Stock issuable upon exchange of the PIK Preferred Stock (based upon the aggregate liquidation preference and redemption premium as then in effect), the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of shareholders to authorize additional shares to meet the Company's obligations under this Section 4(e), in the case of an insufficient number of authorized shares, and using its best efforts to obtain shareholder approval of an increase in such authorized number of shares.

          f.   Updated Private Placement Memorandum.  The Company shall update
               ------------------------------------
or amend the Private Placement Memorandum if at any time prior to the consummation of all of the applicable Closings hereunder any such update or amendment shall be necessary to ensure that the Private Placement Memorandum does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          g.   Material Adverse Change.  For so long as any portion of the
               -----------------------
Aggregate Commitment of any Buyer remains outstanding, the Company shall promptly notify such Buyer in the event of any change, event or development resulting in a Material Adverse Effect.

     5.   TRANSFER AND ESCROW AGENT INSTRUCTIONS.
          --------------------------------------

     The Company shall issue irrevocable instructions to Harris Trust and Savings Bank as transfer and escrow agent ("Transfer and Escrow Agent") to issue certificates, registered in the name of each Buyer or its nominee, for the Exchange Preferred Stock in such amounts as specified from time to time by each Buyer to the Company upon exchange of the PIK Preferred Stock in accordance with the terms thereof (the "Transfer and Escrow Agent Instructions"). Prior to registration of the Exchange Preferred Stock under the 1933 Act, all such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company covenants that no instruction other than the Transfer and Escrow Agent Instructions referred to in this Section 5, and stop transfer instructions to give effect to Section 2(f) hereof (in the case of the Exchange Preferred Stock, prior to registration of the Exchange Preferred Stock under the 1933 Act), will be given by the Company to the Transfer and Escrow Agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section 5. shall affect in any way the Buyer's obligations and agreement set forth in Section 2(f) hereof to comply with all applicable prospectus delivery requirements, if any, upon resale of the Securities. If a Buyer provides the Company with an opinion of counsel (which counsel may be an employee of Buyer), reasonably satisfactory to the Company in form, substance and scope, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and promptly instruct the Transfer and Escrow Agent to issue one or more certificates representing shares of PIK Preferred Stock, Exchange Preferred Stock or subordinated debentures, as the case may be, in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.

     6.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.
          ----------------------------------------------

     Upon the delivery by the Company of a Notice of Issuance in accordance with
Section 1(b), the obligation of the Company hereunder to issue and sell the PIK Preferred Stock at each Closing is subject to the satisfaction, on the related Closing Date, of each of the following conditions thereto, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

          a. The applicable Buyer shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to the Company.

          b. The applicable Buyer shall have delivered the purchase price in accordance with Section 1(b) above.

          c. The representations and warranties of the applicable Buyer shall be true and correct in all material respects as of the date when made and as of the Initial Closing or Second Closing, as the case may be, as though made at that time (except for representations and warranties that speak as of a specific date), and the applicable Buyer shall in all material respects have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the applicable Buyer at or prior to the relevant Closing.

          d. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement.

     7.   CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.
          -------------------------------------------------

     Upon the delivery by the Company of a Notice of Issuance in accordance with
Section 1(b), the obligation of each Buyer hereunder to purchase the PIK Preferred Stock on the related Closing Date is subject to the satisfaction of each of the following conditions (except as specifically provided to the contrary in this Section 7), provided that these conditions are for such Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

          a. The Company shall have (i) executed this Agreement and the Registration Rights Agreement, and delivered the same to such Buyer and (ii) filed a Certificate of Designation with the Secretary of State of the State of Delaware with respect to each of the PIK Preferred Stock and the Exchange Preferred Stock.

          b. The Company shall have delivered to such Buyer duly executed certificates representing the PIK Preferred Stock being so purchased in accordance with Section 1(c) above.

          c. The Transfer and Escrow Agent Instructions and an Escrow Agreement providing for the escrow of certificates representing least $500,000,000 in aggregate liquidation preference of Exchange Preferred Stock, in form and substance reasonably satisfactory to a majority-in-interest of the Buyers, shall have been delivered to and acknowledged in writing by the Transfer and Escrow Agent.

          d. The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of such Closing as though made at such time (except for representations and warranties that speak as of a specific date) and the Company shall in all material respects have performed, satisfied and complied with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to such Closing. Such Buyer shall have received a certificate or certificates executed by an executive officer of the Company, dated as of the date of such Closing to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer, including, but not limited to certifications with respect to (i) the Company's Restated Certificate of Incorporation, By-laws and Board of Directors' resolutions relating to the transactions contemplated hereby, (ii) the absence of any default or event of default under any instrument or agreement evidencing or entered into in connection with indebtedness of the Company or any Restricted Subsidiary, and
(iii) the absence of any Liens on the assets or property of the Company or any Restricted Subsidiary except pursuant to the Senior Bank Facilities or where the existence of such Liens does not result in a Material Adverse Effect.

          e. No litigation, statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by or in any court or governmental authority of competent jurisdiction or any self-regulatory organization having authority over the matters contemplated hereby which prohibits the consummation of any of the transactions contemplated by this Agreement or the Registration Rights Agreement.

          f. The Buyers shall have received the opinions of Sullivan & Worcester LLP dated as of the date of such Closing, in form, scope and substance reasonably satisfactory to CSFBC.

          g. CSFBC shall have received a letter from Deloitte & Touche LLP and KPMG Peat Marwick LLP in form, scope and substance reasonably satisfactory to CSFBC.

          h. The separation of the Company from American Radio Systems Corporation (the "Tower Separation") and the merger of American Radio Systems Corporation with and into a subsidiary of CBS Corporation (the transactions described in clauses (i) and (ii) and the issuance and sale of the PIK Preferred Stock being collectively referred to herein as the "Transactions") shall have been consummated or shall be consummated simultaneously on such Closing Date, in each case in all material respects in accordance with the terms hereof and the terms of the relevant documentation therefore (and without the waiver of any material term).

          i. After giving effect to the Transactions and the other transactions contemplated hereunder (including under documents contemplated hereby), the Company and its subsidiaries shall have outstanding no indebtedness or preferred stock, except as permitted under the PIK Preferred Certificate of Designation.

          j.   There shall not have occurred after the date of this Agreement
(a) any general suspension of trading in, or limitation on prices for, securities on any national securities exchange of in the over-the-counter market in any Applicable Jurisdiction, (b) the declaration of a banking moratorium or any suspension of payments in respect of banks in any Applicable Jurisdiction (as defined in Section 9(m)), (c) the commencement of a war, armed hostilities or other international or national calamity or emergency, directly or indirectly involving any Applicable Jurisdiction, (d) any limitations (whether or not mandatory) imposed by any governmental authority on the nature or extension of credit or further extension of credit by banks or other lending institutions,
(e) in the case of the foregoing clauses (c) and (d), a material escalation or worsening thereof, or (f) any other material adverse change in banking or capital market conditions that has had or reasonably could have a material adverse effect on, or has materially impaired, the syndication or consummation of offerings of high-yield securities or common equity, as the case may be, and that CSFBC shall determine makes it impracticable to consummate Permanent Financing prior to the termination of the marketing period for the Permanent Financing.

          k. CSFBC shall be satisfied that, immediately prior to and during the marketing period for the Permanent Financing, there shall be no competing issues of high yield preferred or common equity securities (other than the PIK Preferred Stock) of the Company or any of its affiliates other than as part of the Permanent Financing.

     8.   INDEMNIFICATION AND CONTRIBUTION
          --------------------------------

          a. The Company will indemnify and hold harmless each Buyer against any losses, claims, damages or liabilities, joint or several, to which such Buyer may become subject, under the Securities Exchange Act of 1934 ("1934 Act") or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arise out of or are based upon any claim against such Buyer that arises out of or is based upon any untrue statement or alleged untrue statement of any material fact contained in the Private Placement Memorandum or any amendment or supplement thereto, or arise out of or are based upon any claim against such Buyer that arises out of or is based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, or (ii) arise out of or relate to any claim or any litigation or other proceeding (regardless of whether such Buyer is a party thereto) that relates to any action or omission by the Company in connection with the offer or sale of Securities or the refinancing thereof or any transaction contemplated thereby, and will reimburse each Buyer for any legal or other expenses reasonably incurred by such Buyer in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by any Buyer specifically for use therein.

          b. CSFBC will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Private Placement Memorandum or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by CSFBC specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

          c. Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

          d. If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnified party the indemnifying party from the offering of the PIK Preferred Stock or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnified party and the indemnifying party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the indemnified party and the indemnifying party shall be deemed to be in the same proportion as the total net proceeds received by the Company (before deducting expenses) from the sale of PIK Preferred Stock bear to the total commitment fees received by any relevant Buyer. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, or any relevant Buyer and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), CSFBC shall not be required to contribute any amount in excess of the amount by which the amount it has paid to the Company for the purchase of PIK Preferred Stock exceeds the amount of any damages which such Buyer has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No other Buyer shall have any obligation under this subsection (d).

          e. The obligations of the Company under this Section shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Buyer within the meaning of the 1934 Act and to each Buyer's officers, directors, employees, affiliates, agents and advisors and the obligations of CSFBC under this Section shall be in addition to any liability which the respective Buyers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Company within the meaning of the 1934 Act.

     9.   GOVERNING LAW; MISCELLANEOUS.
          ----------------------------

          a.   Governing Law. This Agreement shall be governed by and
               -------------
interpreted in accordance with the laws of the State of New York. The parties hereto hereby submit to the exclusive jurisdiction of the United States Federal Courts located in the Borough of Manhattan in the State of New York with respect to any dispute arising under this Agreement, the agreements entered into in connection herewith or the transactions contemplated hereby or thereby.

          b.   Counterparts; Signatures by Facsimile. This Agreement may be
               -------------------------------------
executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          c.   Headings.  The headings of this Agreement are for convenience of
               --------
reference and shall not form part of, or affect the interpretation of, this Agreement.

          d.   Severability. If any provision of this Agreement shall be invalid
               ------------
or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or unenforceability of the remainder of this Agreement or the validity or unenforceability of this Agreement in any other jurisdiction.

          e.   Amendments. No provision of this Agreement may be waived or
               ----------
amended other than by an instrument in writing signed by the parties hereto.

          f.   Notices. Any notices required or permitted to be given under the
               -------
terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier (including a recognized overnight delivery service) or by facsimile and shall be effective five days after being placed in the mail, if mailed by regular U.S. mail, or upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to a party. The addresses for such communications shall be:

     If to the Company:

          American Tower Systems Corporation
          116 Huntington Avenue
          Boston, Massachusetts  02116
          Attention:  Joseph L. Winn
          Facsimile:  (617) 375-7575

     With copy to:

          Sullivan & Worcester LLP
          1 Post Office Square
          Boston, Massachusetts  02109
          Attention:  Norman A. Bikales, Esq.
          Facsimile:  (617) 338-2880

     If to a Buyer (including CSFBC): To the address set forth immediately below such Buyer's name on the signature pages hereto.

     Each party shall provide notice to the other party of any change in address.

          g.   Successors and Assigns. This Agreement shall be binding upon and
               ----------------------
inure to the benefit of the parties and their successors and assigns. Neither the Company, nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that with the consent of CSFBC, in the event that the Company elects to issue the PIK Preferred Stock in two closings, the Buyers may assign the obligation to purchase hereunder to one another among Closings so long as the Aggregate Commitment of each such Buyer in both Closings is not reduced by such assignment or assumption. Notwithstanding the foregoing, any Buyer may assign its rights hereunder to any person that purchases Securities without the consent of the Company including, without limitation, through open market transactions effected on the NYSE or on any other stock exchange or quotation system on which the Securities may be quoted or listed.

          h.   Third Party Beneficiaries. This Agreement is intended for the
               -------------------------
benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person except as otherwise provided in Section 2(f).

          i.   Survival. The representations and warranties of the Company and
               --------
the agreements and covenants set forth in Sections 2, 3, 4, 5, 8 and 9 shall survive the closing(s) hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Buyers.

          j.   Publicity. The Company, CSFBC, and each Buyer, to the extent such
               ---------
Buyer is named in any of the following documents, shall have the right to consent to the issuance of any press releases, SEC, NYSE or NASD filings, or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, with the prior approval
--------  -------
of CSFBC, to make any press release or SEC, NYSE or NASD filings with respect to such transactions as is required by applicable law and regulations. The Buyers shall not make any public announcement with respect to the transactions contemplated hereby without the written consent of the Company except as is required by applicable law and regulations (although each such Buyer will consult the Company in connection with any such press release prior to its release and the Company shall be provided with a copy thereof and be given an opportunity to comment thereon).

          k.   Further Assurances. Each party shall do and perform, or cause to
               ------------------
be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          l.   No Strict Construction. The language used in this Agreement will
               ----------------------
be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          m.   Definitions. The following terms shall have the meanings
               -----------
specified. Capitalized terms used but not defined herein shall have the respective meanings assigned thereto in the Certificate of Designation with respect to the PIK Preferred Stock.

          "Applicable Jurisdiction" means the United States and New York State.

          "Permanent Financing" means an offering of common equity securities or high yield securities of the Company the proceeds of which will be used to repay or redeem the outstanding Securities in full.

          n.   Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
of the parties and supersedes all prior agreements and undertakings, both written and oral, between the parties, or any of them, with respect to the subject matter hereof (which shall not be deemed to include any arrangements or agreements with respect to fees, commissions or expenses, including the previously agreed fee payable by the Company in connection with the exchange of the PIK Preferred Stock into the Exchange Preferred Stock).

     IN WITNESS WHEREOF, the undersigned and the Company have caused this Agreement to be duly executed as of the date first above written.

AMERICAN TOWER SYSTEMS CORPORATION


By:  /s/ Joseph L. Winn
     --------------------------------
     Name:  Joseph L. Winn
     Title: Chief Financial Officer

CREDIT SUISSE FIRST BOSTON CORPORATION


By:  /s/ Kristin M. Allen
     ---------------------------------
     Name:  Kristin M. Allen
     Title: Managing Director

ADDRESS:

     Credit Suisse First Boston Corporation
     11 Madison Avenue
     New York, New York  10010
     Attention:  Scott Stearns
     Facsimile:  (212) 325-8291
     Telephone:  (212) 325-3995


AGGREGATE ALLOCATED
COMMITMENT AMOUNT:       $375,000,000 of initial liquidation preference.

AMERICAN TRAVELLERS LIFE INSURANCE CO.

By:  /s/ Eric Johnson
     --------------------------------
     Name:  Eric Johnson
     Title: Vice President

ADDRESS:

          American Travelers Life Insurance Company
          Attention:  Don Cobin
          11825 North Pennsylvania
          P. O. Box 1925
          Carmel, Indiana  46032
          Facsimile:     (317) 817-2763
          Telephone:     (317) 817-3622


AGGREGATE ALLOCATED
COMMITMENT AMOUNT:       $6,666,667 of initial liquidation preference

GREAT AMERICAN RESERVE INSURANCE CO.

By:  /s/ Eric Johnson
     -------------------------------
     Name:  Eric Johnson
     Title: Vice President

ADDRESS:

          Great American Reserve Life Insurance Company
          Attention:  Don Cobin
          11825 North Pennsylvania
          P. O. Box 1925
          Carmel, Indiana  46032
          Facsimile:     (317) 817-2763
          Telephone:     (317) 817-3622


AGGREGATE ALLOCATED
COMMITMENT AMOUNT:       $6,666,667 of initial liquidation preference

CONSECO LIFE INSURANCE COMPANY

By:  /s/ Eric Johnson
     ----------------------------------
     Name:  Eric Johnson
     Title: Vice President

ADDRESS:

          Conseco Life Insurance Group
          Attention:  Don Cobin
          11825 North Pennsylvania
          P. O. Box 1925
          Carmel, Indiana  46032
          Facsimile:     (317) 817-2763
          Telephone:     (317) 817-3622


AGGREGATE ALLOCATED
COMMITMENT AMOUNT:       $11,666,667 of initial liquidation preference

                                                                      Schedule A



Related Transactions
--------------------

(1)  Employment arrangements as disclosed in the Company's public filings; and

(2) The transactions contemplated by the ATS Stock Purchase Agreement, dated as of January 8, 1998, with certain officers and directors of the Company (or their affiliates or members of their family or family trusts), pursuant to which those persons purchased shares of ATS Common Stock at $10.00 per share, as follows: Steven B. Dodge: 4,000,000 (Class B); Alan L. Box:
     450,000 (Class A); Charlton H. Buckley: 300,000 (Class A); each of James S. Eisenstein and Steven J. Moskowitz: 25,000 (Class A); Arthur C. Kellar:
     400,000 (Class A); Thomas H. Stoner, his wife and certain family trusts:
     649,950 (Class B); other Stoner family and trust purchasers: 150,050 (Class
     A); and Chase Equity Associates: 2,000,000 (Class C). Messrs. Buckley and Kellar are directors of American Ratio Systems Corporation ("American Radio"), the majority stockholder of the Company, and Mr. Chavkin, a director of American Radio and the Company, is an affiliate of Chase Equity Associates.

     Payment of the purchase price was in the form of cash in the case of Chase Equity Associates, all members of Mr. Stoner's family and the family trusts (but not Mr. Stoner and his wife) and Messrs. Buckley, Eisenstein, Kellar and Moskowitz, and, in the case of Messrs. Dodge, Box and Stoner (and his wife) in the form of a note, due on the earlier of the consummation of the CBS Merger or, in the event the CBS Merger Agreement is terminated, December 31, 2000. The notes bear interest at the six-month London Interbank Offered Rate, from time to time, plus 1.5% per annum, and are secured by shares of American Ratio Common Stock having a fair market value of not less than 175% of the principal amount of and accrued and unpaid interest on the note. The notes are prepayable at any time at the option of the obligor and will be due and payable, at the option of the Company, in the event of certain defaults as described therein.

                                                                      Schedule B



                      AMERICAN TOWER SYSTEMS CORPORATION
              EXISTING INDEBTEDNESS OF UNRESTRICTED SUBSIDIARIES

EXISTING INDEBTEDNESS
---------------------
(i)  Borrowed money, notes etc.
     --------------------------

         Senior Bank Facilities                              $223,000,000

         Note Payable York Towers                            $    204,869

(ii)     Capital lease obligations                           $          0
         -------------------------

(iii)    Letters of credit                                   $          0
         -----------------

(iv)     Hedging Obligations: (a)
         ------------------------

         Bank Counterparty - hedge type    Notional amount
          Toronto Dominion - swap            $  7,340,000
          Union Bank of CA - cap             $ 21,610,000
          Bank of New York - cap             $  7,000,000
          Suntrust - cap                     $ 21,500,000
          Suntrust - cap                     $ 23,750,000
          Bankers Trust - swap               $ 17,550,000
                                          ---------------
         Total hedging obligations           $ 98,750,000
                                          ---------------

(v)      Liabilities secured by lien                         $          0
         ---------------------------

(vi)     Guarantees                                          $          0
         ----------

TOTAL EXISTING INDEBTEDNESS                                  $223,204,869
                                                             ============

(a) No obligations under these agreements unless terminated and mark to market required.